AMENDMENT NO. 2

       Loan Agreement Between Hallmark Financial Services, Inc.
                   And Dorinco Reinsurance Company

      This Amendment No. 2 is made and entered into effective as of March 5, 1999, by and between Hallmark Financial Services, Inc., a Nevada corporation (the "Borrower"), and Dorinco Reinsurance Company, a Michigan corporation (the "Lender").

      WHEREAS, Borrower and Lender have entered into a Loan Agreement dated March 10, 1997, which Loan Agreement has previously been amended by an Amendment No. 1 executed by Borrower on July 31, 1998 and by Lender on August 14, 1998 (as amended, the "Agreement"); and

WHEREAS, Borrower and Lender desire to further amend the Agreement as provided herein;

THEREFORE, in consideration of the mutual covenants contained herein the parties hereby amend the Agreement as set forth below.

A. Subsection 3.d. of the Agreement is hereby deleted in its entirety and the following Subsection 3.d. substituted in its place:

"3.   Collateral.

      "d.   As of the date of any reporting period required by law or the
Texas Department of Insurance, the stockholders equity of HFC (determined in accordance with generally accepted accounting principles) shall be less than the amount set forth below for the calendar year indicated:

      1997                    $6,640,000
      1998                    $6,950,000
      1999                    $7,400,000
      2000                    $9,200,000
      2001 and thereafter     $9,450,000 or"

B. Subsection 4.e. of the Agreement is hereby deleted in its entirety and the following Subsection 4.e. substituted in its place:

      "4.   Conditions to this Agreement.

            "e.   Reinsurance Treaty. Borrower shall have caused AH to
offer, for the time period set forth in the table contained in this paragraph, to reinsure a portion of its Personal Lines Auto Quota Share Reinsurance with Lender, the form and content of such reinsurance treaty to be substantially similar to Exhibit D attached to and made a part of this Agreement, in amounts sufficient to allow for the following schedule of ceded premiums:

            Treaty Years      Ceded Premium

      07/01/97 to 06/30/99    $ 33,000,000
      07/01/99 to 06/30/00    $ 25,048,000
      07/01/00 to 06/30/01    $ 26,914,240
      07/01/01 to 06/30/02    $ 28,929,779
      07/01/02 to 06/30/03    $ 31,106,562
      07/01/03 to 06/30/04    $ 33,457,486"

      C. Subsection 6.m.(ii) of the Agreement is hereby deleted in its entirety and the following Subsections 6.m.(ii) substituted in its place:

      "6.   Affirmative Covenants.

            "m.   Statutory Capital and Surplus.

                  "(ii) Borrower shall cause HFC to maintain the following minimum stockholders' equity (determined in accordance with generally accepted accounting principles) as of the date of each reporting period required by law or required by the Texas Department of Insurance:

                       1997              $  6,530,000
                       1998              $  6,750,000
                       1999              $  7,050,000
                       2000              $  8,800,000
                       2001              $  9,300,000"

      D. Subsection 6.o. of the Agreement is hereby deleted in its entirety and the following Subsections 6.o. substituted in its place:

      "6.   Affirmative Covenants.

            "o.   Reinsurance Treaty. Borrower shall cause AH to continue
to offer, for the time period set forth in the table contained in this paragraph, to reinsure a portion of its Personal Lines Auto Quota Share Reinsurance with Lender, the form and content of such reinsurance treaty to be substantially similar to Exhibit D attached hereto, in amounts sufficient to allow for the following schedule of ceded premiums:

                   Treaty Years            Ceded Premium

               07/01/97 to 06/30/99         $ 33,000,000
               07/01/99 to 06/30/00         $ 25,048,000
               07/01/00 to 06/30/01         $ 26,914,240
               07/01/01 to 06/30/02         $ 28,929,779
               07/01/02 to 06/30/03         $ 31,106,562
               07/01/03 to 06/30/04         $ 33,457,486"

      Except as expressly amended hereby, all terms and conditions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to be effective as of the date set forth above.


BORROWER:

HALLMARK FINANCIAL SERVICES, INC.



By:         /s/Linda H. Sleeper
Name:       Linda H. Sleeper
Title:      Executive Vice President


LENDER:

DORINCO REINSURANCE COMPANY



By:
Name:
Title: